                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 19, 2000




                            THE SEAGRAM COMPANY LTD.
               (Exact Name of Registrant as Specified in Charter)



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
           CANADA                        1-2275                      NONE
(State or Other Jurisdiction        (Commission File           (I.R.S. Employer
      of Incorporation)                 Number)              Identification No.)
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               1430 PEEL STREET, MONTREAL, QUEBEC, CANADA H3A 1S9
               (Address of Principal Executive Offices) (Zip Code)



                                 (514) 987-5200
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS.

                  On June 20, 2000, The Seagram Company Ltd. ("Seagram"), Vivendi S.A. ("Vivendi") and Canal Plus S.A., an entity which is approximately 49% owned by Vivendi ("Canal"), announced that they had entered into a Merger Agreement, dated as of June 19, 2000 (the "Merger Agreement"), which sets forth the terms and conditions of the proposed strategic business combination among Seagram, Vivendi and Canal.

                  Pursuant to the Merger Agreement and related agreements, among other things (i) Vivendi will merge with and into a wholly owned subsidiary of Vivendi (the "Subsidiary"), (ii) the Subsidiary will acquire the non-regulated businesses of Canal, (iii) the French regulated businesses of Canal will be retained by the existing shareholders of Canal and (iv) the Subsidiary will acquire the outstanding capital stock of Seagram pursuant to a Plan of Arrangement (collectively, the "Transactions"). Following completion of the Transactions, the Subsidiary will be renamed "Vivendi Universal".

                  Pursuant to the Plan of Arrangement, each Seagram common share (other than dissenting shares or Electing Shares (as defined below)) will be exchanged for that number of Vivendi Universal American Depositary Shares ("Vivendi Universal ADSs") equal to U.S. $77.35 divided by the U.S. dollar equivalent of the average closing prices on the Paris Bourse of the Vivendi ordinary shares during a measuring period preceding the closing (the "Exchange Ratio"), provided that the Exchange Ratio will equal 0.8000 if such average is equal to or less than U.S. $96.6875 and will equal 0.6221 if such average is equal to or exceeds U.S. $124.3369.

                  In lieu of receiving Vivendi Universal ADSs, Canadian resident holders of Seagram common shares may elect to receive for any of their Seagram shares (the "Electing Shares") exchangeable shares to be issued by a Canadian subsidiary of Vivendi Universal (the "Exchangeable Shares"). Exchangeable Shares will be exchangeable at the option of the holder for Vivendi Universal ADSs and will be substantially the economic equivalent of the Vivendi Universal ADSs.

                  The Transactions are designed to be treated as a tax-free exchange for U.S. Seagram shareholders and those Canadian Seagram shareholders who elect to receive Exchangeable Shares.

                  Consummation of the Transactions is subject to various conditions, including the approval of the shareholders of Seagram, Vivendi and Canal and the receipt of required regulatory and Ontario court approvals. Under the terms of the Merger Agreement, Vivendi has agreed to vote its Canal shares in favor of the Transactions. Copies of the Merger Agreement and Plan of Arrangement are included herein as Exhibits 2.1 and 2.2, respectively, and a copy of the joint press release of Seagram, Vivendi and Canal with respect to the Transactions is included herein as Exhibit 99.9.




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                  Concurrently with the execution of the Merger Agreement,
Seagram and Vivendi entered into an Option Agreement, dated as of June 19, 2000 (the "Option Agreement"), pursuant to which Vivendi has the right, under certain circumstances, to purchase up to 19.9% of the issued and outstanding common shares of Seagram, at a price per share equal to U.S. $77.35, subject to certain limitations. A copy of the Option Agreement is included herein as Exhibit 99.1.

                  In addition, concurrently with the execution of the Merger Agreement, Vivendi, Edgar Bronfman, Jr., the Chief Executive Officer of Seagram, and certain other members of and affiliates of the Bronfman family who own Seagram common shares, entered into a Shareholder Voting Agreement, dated as of June 19, 2000 (the "Voting Agreement"), and a Shareholder Governance Agreement, dated as of June 19, 2000 (the "Governance Agreement"). Pursuant to the Voting Agreement, such shareholders have agreed, among other things, to vote approximately 24% of the outstanding common shares of Seagram in favor of the Transactions. Pursuant to the Governance Agreement, such shareholders and Vivendi have agreed to certain arrangements relating to such shareholders' ownership of Vivendi Universal equity following the closing of the Transactions. Copies of the Voting Agreement and Governance Agreement are included herein as Exhibits 99.2 and 99.3, respectively.

                  The Merger Agreement, the Option Agreement, the Voting Agreement, the Governance Agreement, certain related documents and the joint press release are incorporated herein by reference into this Item 5, and the foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits:

         2.1 Merger Agreement dated as of June 19, 2000 among Vivendi S.A., Canal Plus S.A., Sofiee S.A., 3744531 Canada Inc. and The Seagram Company Ltd.

         2.2      Form of Plan of Arrangement

         99.1 Option Agreement dated as of June 19, 2000 between Vivendi S.A. and The Seagram Company Ltd.

         99.2 Shareholder Voting Agreement dated as of June 19, 2000 between Vivendi S.A. and certain shareholders of The Seagram Company Ltd.

         99.3 Shareholder Governance Agreement dated as of June 19, 2000 among Vivendi S.A., Sofiee S.A. and certain shareholders of The Seagram Company Ltd.

         99.4     Form of Arrangement Resolution




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         99.5     Form of Custody Agreement

         99.6     Form of Exchange Trust Agreement

         99.7     Form of Support Agreement

         99.8     Description of Proposed Vivendi/Canal Transactions

         99.9 Joint Press Release dated June 20, 2000, announcing the execution of the Merger Agreement and related transactions among Vivendi S.A., Canal Plus S.A. and The Seagram Company Ltd. (incorporated by reference from the press release contained in the Report on Form 425 filed by The Seagram Company Ltd. with the Securities and Exchange Commission on June 21, 2000)




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 26, 2000
                                        THE SEAGRAM COMPANY LTD.



                                        By: /s/ Daniel R. Paladino
                                            -----------------------------------
                                                Daniel R. Paladino
                                                Executive Vice President
                                                Legal and Environmental Affairs




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                                  EXHIBIT INDEX



Exhibit
Number         Description
-------        -----------
2.1            Merger Agreement dated as of June 19, 2000 among Vivendi S.A.,
               Canal Plus S.A., Sofiee S.A., 3744531 Canada Inc. and The Seagram
               Company Ltd.

2.2            Form of Plan of Arrangement

99.1           Option Agreement dated as of June 19, 2000 between Vivendi S.A.
               and The Seagram Company Ltd.

99.2           Shareholder Voting Agreement dated as of June 19, 2000 between
               Vivendi S.A. and certain shareholders of The Seagram Company Ltd.

99.3           Shareholder Governance Agreement dated as of June 19, 2000 among
               Vivendi S.A., Sofiee S.A. and certain shareholders of The Seagram
               Company Ltd.

99.4           Form of Arrangement Resolution

99.5           Form of Custody Agreement

99.6           Form of Exchange Trust Agreement

99.7           Form of Support Agreement

99.8           Description of Proposed Vivendi/Canal Transactions

99.9 Joint Press Release dated June 20, 2000, announcing the execution of the Merger Agreement and related transactions among Vivendi
               S.A., Canal Plus S.A. and The Seagram Company Ltd. (incorporated by reference from the press release contained in the Report on Form 425 filed by The Seagram Company Ltd. with the Securities and Exchange Commission on June 21, 2000)
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